EXHIBIT 99.2

          THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

                              CLARUS CORPORATION

                   CONVERTIBLE SUBORDINATED PROMISSORY NOTE
                              DUE MARCH 15, 2005

$5,000,000                                                        March 14, 2000
                                                                Atlanta, Georgia

          FOR VALUE RECEIVED, the undersigned, CLARUS CORPORATION, ("Borrower"),
                                                                     --------
a Delaware corporation, hereby promises to pay to the order of WACHOVIA CAPITAL INVESTMENTS, INC., a Georgia corporation, or its registered assigns (the "Holder"), the principal sum of FIVE MILLION DOLLARS ($5,000,000), on March 15,
 ------
2005 (the "Maturity Date"), with interest payable thereon on the unpaid
           -------------
principal amount of this Note from time to time as provided herein.

          This Convertible Subordinated Promissory Note (this "Note") is issued
                                                               ----
by Borrower, on the date hereof, pursuant to the Securities Purchase Agreement (the "Purchase Agreement"), dated as of March 14, 2000, by and among Borrower
      ------------------
and Holder, and is subject to the terms thereof. This Note, together with all other promissory notes, if any, issued under the Purchase Agreement, and all promissory notes issued pursuant hereto are hereinafter referred to as the "Notes". The Holder is entitled to the benefits of this Note and the Purchase
 -----
Agreement, as it relates to the Note, and may enforce the agreements of Borrower contained herein and in the Purchase Agreement, and exercise the remedies provided for hereby and thereby or otherwise available in respect hereto and thereto. Capitalized terms used herein without definition are used herein with the meanings ascribed to such terms as in the Purchase Agreement.

          1.  Interest. Borrower promises to pay interest (the "Interest") on
              --------                                          --------
the principal amount of this Note (and, to the extent permitted by applicable law, on any past-due payment of accrued interest on this Note) at the rate of 4.5% per annum (the "Interest Rate"). The Interest on this Note shall accrue
                     -------- ----
from and including the date of issuance through and until repayment of the principal amount of this Note and payment

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

of all Interest in full, and shall be computed on the basis of a 360-day year of twelve 30-day months. Interest shall be paid as follows:

              (a)    Basic Interest. Except as set forth in Section 1(b) hereof,
                     --------------
Borrower shall pay Interest quarterly in arrears on each March 31, June 30, September 30 and December 31, of each year or, if any such date shall not be a Business Day, on the next succeeding Business Day to occur after such date (each date upon which interest shall be so payable, an "Interest Payment Date").
                                                  ---------------------

              (b)    Default Rate of Interest.  Notwithstanding the foregoing
                     ------------------------
provisions of this Section 1, but subject to applicable law, during the continuance of a Default or Event of Default, the Interest Rate as otherwise in effect under this Note shall be increased to 6.5% per annum (the "Default
                                                                  -------
Interest Rate").
-------------

              (c)    No Usurious Interest.  In the event that any interest rate
                     --------------------
provided for in this Section 1, shall be determined to be unlawful, such interest rate shall be computed at the highest rate permitted by applicable law. Any payment by Borrower of any interest amount in excess of that permitted by law shall be considered a mistake, with the excess being applied to the principal amount of this Note without prepayment premium or penalty; if no such principal amount is outstanding, such excess shall be returned to Borrower.

          2.  Scheduled Payment of Principal. On the Maturity Date, the
              ------------------------------
Borrower shall pay to the Holder the entire principal amount, plus all accrued and unpaid interest, of this Note which is then unpaid.

          3.  Conversion.
              ----------

          (a) Right of Conversion; Mandatory Conversion; Conversion Price.
              -----------------------------------------------------------
Subject to the terms and conditions of this Section 3, any Holder shall have the right, at its option to convert all or any portion of the principal of this Note into Common Stock of the Borrower (a "Conversion Event") initially at the price
                                      ----------------
of $147.20 per share of Common Stock of the Borrower (as such price may be adjusted in accordance with the provisions hereof, the "Conversion Price"). If
                                                        ----------------
at any time after the date of this Note the Quoted Price per share of the Common Stock exceeds 200% of the Conversion Price then in effect for at least 20 Trading Days in any period of 30 consecutive Trading Days (a "Mandatory
                                                              ---------
Conversion Event"), Borrower shall have the right (at its option) to require
----------------
that the Holder of this Note convert all of the principal of this Note into Common Stock of Borrower pursuant to this Section 3 if Borrower requests such conversion by written notice to the Holder given by Borrower (pursuant to Section 10.6 of the Purchase Agreement) within five (5) Business Days after the earlier of the date on which the Holder gives the Borrower written notice (pursuant to Section 10.6 of the Purchase Agreement) of the occurrence of such Mandatory Conversion Event or the date on which the Borrower gives the Holder written notice (pursuant to Section 10.6 of the Purchase Agreement) of the occurrence of such Mandatory Conversion Event.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

          (b) Conversion Procedure. (i) To convert this Note, a Holder must (i)
              --------------------
complete and manually sign a conversion notice in substantially the form of
Exhibit 1 to this Note (or complete and manually sign a facsimile of such
---------
notice) and deliver such notice to Borrower at least two (2) Business Days prior to the Conversion Date and (ii) surrender this Note to Borrower. A conversion shall be deemed to have been effected at the close of business on the date all requirements in the preceding sentence have been satisfied (the "Conversion
                                                                 ----------
Date").
----

              (ii) On the Conversion Date Borrower shall (i) cause an appropriate notation to be made in Borrower's share register crediting such Holder's account in an amount equal to the number of full shares of Common Stock issuable upon the conversion and cause such shares to be issued to the Holder or upon the Holder's order by notarial deed, provided, that Borrower shall not
                                          --------
accept any Notes for conversion from, and shall not be obligated to issue any shares of Common Stock pursuant to paragraph (b) of this Section to, any Person who is not a Holder, and (ii) deliver cash in lieu of any fractional share determined pursuant to paragraph (c) of this Section 3.

              (iv) No payment or adjustment will be made for dividends on or other distributions with respect to any Common Stock except as provided in this
Section 3.

              (v) If this Note is converted in part only, upon such conversion the Borrower shall execute and deliver to the Holder converting such Note, at the expense of the Borrower, a new Note or Notes in the aggregate principal amount equal to the unconverted portion of the principal amount of this Note.

              (vi) A Note shall be deemed to have been converted immediately prior to the close of business on the Conversion Date, and at such time the rights of the converting Holder shall cease (unless the Borrower shall default in its obligations under this Note), and the Person or Persons entitled to have a notation made in the Borrower's share register upon conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock at such time; provided, that no surrender of a Note on any date
                           --------
when the stock transfer books of the Borrower shall be closed shall be effective to constitute the Person or Persons entitled to receive the Common Stock issuable upon such exchange as the record holder or holders of such Common Stock on such date, but such surrender shall be effective to constitute the Person or Persons entitled to receive such Common Stock as the record holder or holders thereof for all purposes at the close of business on the next succeeding day on which such stock transfer books are open and, provided further, that in such
                                              ----------------
event, such exchange shall be at the Conversion Price in effect on the date that the Note shall have been surrendered for exchange by delivery thereof, as if the stock transfer books of the Borrower had not been closed.

          (c) Fractional Shares.  The Borrower will not issue a fractional share
              -----------------
of Common Stock upon conversion of this Note. If more than one Note shall be surrendered for conversion at one time by a Holder, the number of full shares which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

principal amount of the Notes (or specified portions thereof) so surrendered. Instead of any fractional share of Common Stock which would otherwise be issuable upon conversion of Notes (or specified portions thereof), the Borrower shall pay a cash adjustment in respect of such fraction in an amount equal to the fraction of the Current Market Price Per Share at the close of business on the day of conversion.

          (d) Taxes on Conversion. If, on the Conversion Date, a Holder converts
              -------------------
this Note consistent with the terms of Section 3(b) the Borrower shall pay any documentary, stamp or similar issue or transfer tax (but not in any event any income tax) due on the issue of shares of Common Stock upon the conversion. The Borrower shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in the name of a Holder other than that of the converting Holder, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Borrower the amount of any such tax, or has established to the satisfaction of the Borrower that such tax has been paid.

          (e) Borrower to Provide Stock.  (i) The Borrower shall, at any time
              -------------------------
that this Note is convertible, reserve and keep available out of its authorized but unissued Common Stock, or shares of Common Stock held in treasury, for the purpose of effecting the conversion of this Note, a sufficient number of shares of Common Stock to permit the conversion of this Note.

              (ii) All shares of Common Stock credited on the share register upon conversion of this Note shall be newly issued shares or treasury shares, shall be duly and validly issued and fully paid and nonassessable and shall be free from preemptive rights (other than those imposed by law or regulation) and free of any lien or adverse claim created by the Borrower or which the Borrower suffers to exist.

              (iii) The Borrower will in good faith endeavor promptly to comply with all applicable securities laws regulating the delivery of shares of Common Stock upon conversion of this Note and will list or cause to have quoted such shares of Common Stock on each securities exchange or in the over-the-counter market or such other market on which the Common Stock is listed or quoted at the time of conversion; provided, that nothing in this paragraph (e) shall be deemed to affect in any way the conversion of this Note as provided in this Section 3.

          (f) Treatment of Interest Upon Conversion. Upon conversion of this
              -------------------------------------
Note, Interest shall cease to accrue on this Note and the Holder converting such Note shall receive payment in cash of all accrued and unpaid Interest on this Note.

          (g) Adjustment for Changes in Capital Stock. If the Borrower shall
              ---------------------------------------
declare or pay a dividend on any class of its capital stock in shares of Common Stock or make a distribution to all or substantially all holders of any class of its capital stock in shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Conversion Price by a

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. Notwithstanding the foregoing, if, after the date fixed for determination of the stockholders entitled to receive such dividend or other distribution, the dividend or distribution is not paid or made, then the adjustment to the Conversion Price made in view of such dividend or distribution shall be rescinded. For the purpose of this paragraph (g), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Borrower. The Borrower shall not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Borrower.

          (h) Adjustment for Subdivision or Combination.  In case the
              -----------------------------------------
outstanding shares of Common Stock shall be subdivided into a greater number of shares, the Conversion Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced and, conversely, in case outstanding shares of Common Stock shall each be combined into a smaller number of shares, the Conversion Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased. Such reduction or increase, as the case may be, shall become effective immediately after the opening of business on the day following the day upon which such, subdivision or combination becomes effective.

          (i) Adjustment for Distribution of Assets. In case the Borrower shall,
              -------------------------------------
by dividend or otherwise, distribute to all or substantially all holders of its Common Stock evidences of its indebtedness or assets (including securities, but excluding any dividends paid in cash out of the retained earnings in the ordinary course of business of the Borrower and any dividend or distribution referred to in paragraph (g) of this Section 3), the Conversion Price shall be adjusted in accordance with the following formula:

                      M-A
          AC = C x  --------
                       M

where
          AC = the Adjusted Conversion Price
          C  = the current Conversion Price
          M  = the Current Market Price Per Share on the record date
          A = the fair market value of the portion of the distributed assets or distributed evidence of indebtedness applicable to one share of Common Stock (as agreed by the Borrower and the Holder and absent such agreement as determined by an investment banker of

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

               nationally recognized standing chosen by the Borrower and the Holder and whose fees and expenses shall be paid by the Borrower).

The adjustment shall be made successively whenever any such assets or evidence of indebtedness are distributed and shall become effective immediately prior to the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such distribution.

          (j) Adjustment for Reclassifications.  In case the shares of Common
              --------------------------------
Stock shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares or a stock dividend described in paragraph (g) or paragraph (h) of this Section 3, or a consolidation, merger or sale of assets described in paragraph (p) of this
Section 3), then and in each such event a Holder shall have the right thereafter to convert this Note into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification or other change by holders of the number of shares of Common Stock into which this Note might have been converted immediately prior to such reorganization, reclassification or change.

          (k) Calculations.  All calculations under this Section 3 shall be made
              ------------
to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

          (l) Changes in Common Stock.  For the purpose of this Section 3, the
              -----------------------
term "shares of Common Stock" shall mean (i) the class of stock designated as
      ----------------------
the Common Stock of the Borrower at the date hereof or (ii) any other class of stock resulting from successive changes or reclassifications of such shares consisting solely of changes in par value, or from no par value to par value.
If at any time, as a result of an adjustment made pursuant to paragraphs (j) or
(p) of this Section 3, a Holder shall become entitled to receive any securities other than shares of Common Stock, thereafter the number of such other securities so issuable upon conversion of this Note, if any, shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to this Note contained in this
Section 3.

          (m) When Adjustment May Be Deferred.  Subject to Section 3(a), at the
              -------------------------------
sole option of the Holder, no adjustment in the Conversion Price need be made unless the adjustment would require an increase or decrease of at least 1% in the Conversion Price. Any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustment.

          (n) Notice of Adjustment.  Whenever the Conversion Price is adjusted,
              --------------------
the Borrower shall promptly deliver to Holder a written notice of the adjustment and a certificate from the Borrower's independent public accountants briefly stating the facts requiring the adjustment and the manner of computing it.

          (o) Notice of Certain Transactions.  In case:
              ------------------------------

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

              (i) the Borrower takes any action that would require an adjustment in the Conversion Price; or

              (ii)   there is a liquidation or dissolution of the Borrower;

then the Borrower shall deliver to Holder, at least 20 days (or 10 days in any case specified in clause (h) above) prior to the applicable record date hereinafter specified, a written notice stating the date on which such action, liquidation or dissolution is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon the effectiveness of such action, liquidation or dissolution.

          (p) Provisions in Case of Consolidation, Merger or Sale of Assets.  In
              -------------------------------------------------------------
case of any consolidation of the Borrower with, or merger of the Borrower into, any Person, or in case of any merger of another Person into the Borrower (other than a consolidation or merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock), or in case of any sale or transfer of all or substantially all of the assets of the Borrower, the Person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, shall agree and provide or cause provision to be made that a Holder shall have the right thereafter, during the period this Note shall be convertible, to convert this Note into the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by a holder of the number of shares of Common Stock into which this Note might have been converted immediately prior to such consolidation, merger, sale or transfer, assuming such holder of Common Stock (i) is not a Person with which the Borrower consolidated or into which the Borrower merged or which merged into the Borrower or to which such sale or transfer was made, as the case may be (a "Constituent Person"), or an Affiliate
                                          ------------------
of a Constituent Person and (ii) failed to exercise such Person's rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer (provided that if the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer is not the same for each share of Common Stock held immediately prior to such consolidation, merger, sale or transfer by other than a Constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("non-
                                                                         ---
electing share"), then for the purpose of this paragraph (p) the kind and amount
--------------
of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of non-electing shares). The above provisions of this paragraph (p) shall similarly apply to successive consolidations, mergers, sales or transfers.

          (q) Determination of Current Market Price.  The "Current Market Price
              -------------------------------------        --------------------
Per Share" on any date shall mean the average of the Quoted Prices of the Common
---------
Stock for the fifteen (15) consecutive Business Days ending before the day in question. If no such Quoted Prices are available, however, "Current Market Price Per Share" shall be the fair market value per share of the Common Stock taking into account applicable

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

control premium determined as of such date without regard to the illiquidity of the Common Stock as determined by an independent investment banker who is mutually acceptable to the Borrower and Holder and whose fees and expenses shall be paid by the Borrower. "Quoted Price" means, with respect to any security on
                          ------------
any date, the average of the closing prices on such day of such security on all domestic securities exchanges and inter-dealer quotation systems providing last sale information on which such security is then listed or tracked, or, if there have been no sales on any such exchange or inter-dealer quotation system on such day, the average of the highest bid and lowest asked prices on all such exchanges or inter-dealer quotation system at the end of such day or, if on any such day such security is not so listed, the average of the representative bid and asked prices quoted on NASDAQ as of 4:00 P.M., New York time, on such day, or if on any day such security is not quoted on NASDAQ, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization.

          4.  Mandatory Prepayment/Redemption.
              -------------------------------

              (a) Subject to the subordination provisions of Section 8 hereof, upon the occurrence of a Change of Control (as defined herein), Borrower shall, unless the Holder shall have waived in writing its rights under this
Section 4(a), prepay the outstanding principal amount of this Note together with Interest accrued thereon through the date of such prepayment. Borrower shall pay the outstanding principal amount of this Note, together with Interest accrued thereon, within 5 Business Days (subject to Section 4(b) below) after the occurrence of a Change of Control. For the purposes hereof, "Change of Control"
                                                             -----------------
means (i) the acquisition of ownership, directly or indirectly, beneficially or of record, by a Person or "group" (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934) of more than 50% or more of the outstanding voting interests of the Borrower, (ii) the Board of Directors of the Borrower shall cease to consist of a majority of Continuing Directors, (iii) the liquidation or dissolution of the Borrower or any of its Subsidiaries, the operations of which would constitute a substantial part of the business operations of Borrower and all of its Subsidiaries, taken as a whole, or (iv) the sale of all or substantially all of the assets of Borrower or of any of its Subsidiaries, the operations of which would constitute a substantial part of the business or operations of Borrower and all of its Subsidiaries, taken as a whole.

              (b) Prior to any obligation arising on the part of Borrower to prepay the Note pursuant to Section 4(a), but in any event within 30 days following the occurrence of a Change of Control, as applicable, Borrower shall either (i) repay, and terminate commitments under all Senior Indebtedness to the extent required by the terms thereof, or (ii) offer to repay and terminate commitments under all Senior Indebtedness to the extent required by the terms thereof or (iii) obtain the requisite consents under all Senior Indebtedness to permit the repurchase of the Notes as provided herein. Borrower shall first comply with the covenant in the immediately preceding sentence before it shall be required to repurchase Notes pursuant to the provisions described in Section 4(a).

              (c) Borrower shall give written notice to the Holder of any mandatory prepayment pursuant to this Section 4 at least five (5) Business Days prior to

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

the date of such prepayment. Such notice shall be given in the manner specified in Section 10.6 of the Purchase Agreement.

          5.  Optional Prepayment/Redemption Prohibited.  Borrower shall not be
              -----------------------------------------
entitled to prepay all or any part of the principal amount of this Note at its option without the prior written consent of the Holder.

          6.  Amendment.  Amendments and modifications of this Note may be made
              ---------
only in the manner provided in Section 10.10 of the Purchase Agreement.

          7.  Defaults and Remedies.
              ---------------------

              (a)    Events of Default.  An "Event of Default" wherever used
                     -----------------       ----------------
herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of Section 8 or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) and shall occur if:

                     (i) Borrower shall default in the payment of the principal of this Note, when and as the same shall become due and payable, whether at maturity or at a date fixed for prepayment or by acceleration or otherwise; or

                     (ii) Borrower shall default in the payment of any Interest according to its terms, when and as the same shall become due and payable and such default shall continue for a period of 5 or more Business Days; or

                     (iii) Borrower shall default in the due observance or performance of any covenant or agreement to be observed or performed pursuant to this Note or the Purchase Agreement and such default (other than a violation of Section 7.4 of the Purchase Agreement) shall continue for a period of 30 or more days; or

                     (iv) any material representation, warranty or certification made by or on behalf of Borrower or any of its Subsidiaries in the Purchase Agreement, this Note, or in any certificate or other document delivered pursuant hereto or thereto shall have been incorrect in any material respect when made or deemed made; or

                     (v)    any event or condition shall occur that results in
(x) the acceleration after default of the maturity of any Indebtedness of Borrower or any of its material Subsidiaries in a principal amount aggregating $5,000,000 or more (other than the Existing Indebtedness provided that it is repaid in full within 10 Business Days after the closing of the Secondary Offering) or (y) the default in the payment of the principal of any Indebtedness of the Borrower or any of its Subsidiaries in a principal amount aggregating $5,000,000 or more at the final maturity thereof or any earlier date on which such Indebtedness may become due and payable in full, or

                     (vi) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking
(a) relief

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

in respect of Borrower or any of its material Subsidiaries, or of a substantial part of their property or assets, under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal or state bankruptcy, insolvency, receivership or similar law, (b) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for Borrower or any of its Subsidiaries, or for a substantial part of their property or assets, or (c) the winding up or liquidation of Borrower or any of its Subsidiaries; and such proceeding or petition shall continue undismissed for 60 days, or an order or decree approving or ordering any of the foregoing shall be entered; or

                     (vii)  Borrower or any of its material Subsidiaries shall
(a) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal or state bankruptcy, insolvency, receivership or similar law, (b) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in paragraph (vi) of this Section 7(a), (c) apply for or consent to the appointment of a receiver, trustee, custodian. sequestrator, conservator or similar official for Borrower or any of its Subsidiaries, or for a substantial part of their property or assets, (d) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (e) make a general assignment for the benefit of creditors, (f) become unable, admit in writing its inability or fail generally to pay its debts as they become due or
(g) take any action for the purpose of effecting any of the foregoing; or

                     (viii) one or more judgments for the payment of money in an aggregate amount in excess of $5,000,000 (to the extent not covered by insurance) shall be rendered against Borrower or any of its material Subsidiaries and the same shall remain undischarged for a period of 30 days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to levy upon assets or properties of Borrower or any of its Subsidiaries to enforce any such judgment.

              (b)    Acceleration.  If an Event of Default occurs under Section
                     ------------
7(a)(vi) or (vii) with respect to Borrower, then (subject to the subordination provisions set forth in Section 8 below) the outstanding principal of and all accrued Interest on this Note shall automatically become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived. If any other Event of Default occurs and is continuing, subject to the subordination provisions set forth in Section 8 below, the Holder, by written notice to Borrower, may declare the principal of and accrued Interest on this Note to be immediately due and payable. Upon such declaration, such principal and Interest shall become immediately due and payable. The Holder may rescind an acceleration and its consequences if all existing Events of Default have been cured or waived, except nonpayment of principal or Interest that has become due solely because of the acceleration, and if the rescission would not conflict with any judgment or decree. Any notice or rescission shall be given in the manner specified in Section 10.6 of the Purchase Agreement.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

          8.  Subordination.  This Note and the other Subordinated Indebtedness
              -------------
shall at all times be wholly subordinate and junior in right of payment to all Senior Indebtedness to the extent and in the manner provided in this Section 8.

              (a)    Definitions. As used in this Section 8, the following terms
                     -----------
shall have the following meanings:

          "Designated Senior Indebtedness" shall mean (i) so long as any Senior Indebtedness is outstanding under the Senior Credit Facility or the Lender thereunder has any commitment (contingent or otherwise) to extend credit thereunder, such Senior Indebtedness, and (ii) Borrower's obligations with respect to any particular Senior Indebtedness in which the instrument creating or evidencing the same or the assumption or guarantee thereof (or related agreements or documents to which Borrower is a party) expressly provides that such Senior Indebtedness shall be "Designated Senior Indebtedness" for purposes of this Note; provided that such instrument,
                                              --------
     agreement or other document may place limitations and conditions on the right of such Senior Indebtedness to exercise the rights of Designated Senior Indebtedness.

          "Senior Covenant Default" shall mean any event of default as defined under any agreement pertaining to Senior Indebtedness, other than a Senior Payment Default.

          "Senior Credit Facility" shall mean the Credit Agreement.

          "Senior Default" shall mean a Senior Payment Default or a Senior Covenant Default.

          "Senior Indebtedness" shall mean the principal of, premium, if any, interest on (including any interest accruing after the filing of a petition by or against Borrower under any bankruptcy law, whether or not allowed as a claim after such filing in any proceeding under such bankruptcy law) and any other payment due pursuant to, any of the following, whether outstanding on the date of this Note or thereafter incurred or created:

              (a) All indebtedness of Borrower to the Lender under or relating to the Credit Agreement;

              (b) All indebtedness of Borrower for money borrowed that is evidenced by notes, debentures, bonds or other securities (including, but not limited to, those which are convertible or exchangeable for securities of Borrower);

              (c) All indebtedness of Borrower due and owing with respect to letters of credit (including, but not limited to, reimbursement obligations with respect thereto);

              (d) All indebtedness or other obligations of Borrower due and owing with respect to interest rate and currency swap agreements, cap, floor and collar agreements, currency spot and forward contracts and other similar agreements and arrangements;

              (e) All obligations of Borrower under leases required or permitted to be capitalized under generally accepted accounting principles;

              (f) All indebtedness consisting of commitment or standby fees due and payable to lending institutions with respect to credit facilities or letters of credit available to Borrower;

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

              (g) All indebtedness or obligations of others of the kinds described in any of the preceding clauses (a), (b), (c), (d) or (e) assumed by or guaranteed in any manner by Borrower or in effect guaranteed (directly or indirectly) by Borrower through an agreement to purchase, contingent or otherwise, and all obligations of Borrower under any such guarantee or other arrangements; and

              (h) All renewals, extensions, refundings, deferrals, amendments or modifications of indebtedness or obligations of the kinds described in any of the preceding clauses (a), (b), (c), (d), (e), or (f);

     unless in the case of any particular indebtedness, obligation, renewal, extension, refunding, amendment, modification or supplement, the instrument or other document creating or evidencing the same or the assumption or guarantee of the same expressly provides that such indebtedness, obligation, renewal, extension, refunding, amendment, modification or supplement is subordinate to, or is not superior to, or is pari passu with,
                                                                ---- -----
     the Notes; provided that Senior Indebtedness shall not include (i) any
                --------
     indebtedness of any kind of Borrower to any Subsidiary of Borrower, (ii) indebtedness for trade payables or constituting the deferred purchase price of assets or services incurred in the ordinary course of business, or (iii) any of the Subordinated Indebtedness.

          "Senior Payment Default" shall mean any default in the payment (which shall include, without limitation, any non-payment following acceleration of maturity or scheduled maturity) of any Senior Indebtedness.

          "Subordinated Indebtedness" shall mean the principal or redemption price of and Interest and premium on this Note and any other obligations of Borrower or any of its Subsidiaries arising out of or in connection with this Note or the Purchase Agreement.

              (b)    Modification of Section 8.  The provisions of this Section
                     -------------------------
8 are for the benefit of the holders from time to time of Senior Indebtedness and, so long as any Senior Indebtedness remains unpaid, may not be modified, rescinded or canceled in whole or in part without the prior written consent thereto of a majority of the holders of Designated Senior Indebtedness.

              (c)    Agreement of Subordination.  (i)  Borrower covenants and
                     --------------------------
agrees, and the Holder by his acceptance hereof likewise covenants and agrees, that this Note shall be issued subject to the provisions of this Section 8; and the Holder of this Note, whether upon original issue or upon transfer, assignment or exchange thereof, accepts and agrees to be bound by such provisions.

                     (ii) The payment of the Subordinated Indebtedness (including, but not limited to, the redemption price or repurchase price with respect to the Notes to be redeemed or repurchased, as provided in this Note) shall, to the extent and in the manner hereinafter set forth, be subordinated to the prior payment in full, in cash or cash equivalents, of all Senior Indebtedness whether outstanding at the date of this Note or thereafter incurred or created.

                     (iii) No provision of this Section 8 shall prevent the occurrence of any Default or Event of Default hereunder.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

              (d)    Payments to Noteholders.  (i)  No payment or distribution
                     -----------------------
(including pursuant to any redemption or repurchase of Notes) (whether by setoff or otherwise) shall be made, received, retained or attempted to be collected with respect to the Subordinated Indebtedness if:

                     (x) a Senior Payment Default with respect to Designated Senior Indebtedness occurs and is continuing; or

                     (y) The Lender under the Credit Agreement or any representative of holders of any other Designated Senior Indebtedness or any holder of other Designated Senior Indebtedness shall have delivered to the Holder or the Company a written notice (a "Payment Blockage Notice") stating
                                           -----------------------
that a Senior Covenant Default with respect to such Designated Senior Indebtedness has occurred and is continuing and such Lender, representative or Holder is electing to exercise its rights to block payments on the Subordinated Indebtedness pursuant to this Section.

                     (ii) Payments on the Subordinated Indebtedness may resume: (1) in the case of a Senior Payment Default, on the date upon which such default is cured or waived or cease to exist, and (2) in the case of a Senior Covenant Default with respect to Designated Senior Indebtedness, on the earlier of the date on which all Senior Covenant Defaults are cured or waived or cease to exist or 179 days pass after the date on which the applicable Payment Blockage Notice is received, unless at such time the maturity of any Designated Senior Indebtedness has been accelerated or such payments are otherwise prohibited by any of the provisions of this Section 8.

                     (iii) No new period of payment blockage may be commenced pursuant to a Payment Blockage Notice unless at least 365 days shall have elapsed since the first day of effectiveness of the immediately prior Payment Blockage Notice. No default (whether or not such event of default is on the same issue of Designated Senior Indebtedness) that existed or was continuing on the date of delivery of any Payment Blockage Notice to Borrower shall be, or be made, the basis for a subsequent Payment Blockage Notice unless such default has been cured or waived for at least 90 days.

                     (iv) The Holder shall not accelerate this Note or pursue any other remedy pursuant to this Note or the Purchase Agreement unless and until the Borrower, the Lender under the Credit Agreement, any representative of holders of other Designated Senior Indebtedness and any holder of other Designated Senior Indebtedness shall have received at least ten (10) Business Days written notice of Holder's intention to accelerate and pursue such remedies. Thereafter, payments shall be made only if otherwise permitted by this
Section 8. If payment of this Note is accelerated because of an Event of Default, then Borrower shall promptly notify holders of Designated Senior Indebtedness in writing of such acceleration.

                     (v) Notwithstanding the foregoing, in the event that the Holder receives any payment or distribution of assets of Borrower or any Subsidiary of any kind in contravention of any term of this Note, whether in cash, property or

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

securities, including, without limitation, by way of setoff or otherwise, before all Senior Indebtedness is paid in full, in cash or cash equivalents to the holders of Senior Indebtedness, then such payment or distribution shall be held by the recipient or recipients in trust for the benefit of, and shall immediately be paid over or delivered to, the holders of Senior Indebtedness or their respective representative or representatives, or to the agent, trustee or trustees under any agreement, note or indenture pursuant to which any instruments evidencing any Senior Indebtedness may have been issued, as their respective interests may appear for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to make payment in full, in cash or cash equivalents, of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution, or provision therefor (in cash or cash equivalents), to or for the holders of such Senior Indebtedness.

              (e)    Bankruptcy and Dissolution Etc.  (i) Upon any payment or
                     ------------------------------
distribution of assets of any kind or character, whether in cash, property or securities, to creditors upon any dissolution, winding-up, liquidation or reorganization of Borrower, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, all amounts due or to become due upon all Senior Indebtedness shall first be paid in full, in cash or cash equivalents, before any payment or distribution is made on account of the Subordinated Indebtedness and upon any such dissolution, winding-up, liquidation or reorganization or bankruptcy, insolvency, receivership or other such proceedings, any payment or distribution of assets of any kind or character, whether in cash, property or securities, to which the Holder under this Note would be entitled, except for the provision of this Section 8(e), shall be paid by Borrower or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, or by the Holder under this Note if received by it, directly to the holders of Senior Indebtedness (pro rata to such holders on the basis of the respective amounts of
              --- ----
Senior Indebtedness held by such holders, or as otherwise required by law or a court order) or their respective representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any Senior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay all Senior Indebtedness in full in cash or cash equivalents after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness, before any payment or distribution (in cash or cash equivalents) is made to the Holder under this Note.

                     (ii) Notwithstanding the foregoing, in the event that the Holder receives any payment or distribution of assets of Borrower or any Subsidiary of any kind in contravention of any term of this Note, whether in cash, property or securities, including, without limitation, by way of setoff or otherwise, before all Senior Indebtedness is paid in full, in cash or cash equivalents, then such payment or distribution shall be held by the recipient or recipients in trust for the benefit of, and shall immediately be paid over or delivered to, the holders of Senior Indebtedness or their respective representative or representatives, or to the agent, trustee or trustees under any agreement, note or indenture pursuant to which any instruments evidencing any Senior Indebtedness may have been issued, as their respective interests may appear, for application to the payment of all Senior Indebtedness remaining unpaid to the extent

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

necessary to make payment in full, in cash or cash equivalents, of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution (in cash or cash equivalents), to or for the holders of such Senior Indebtedness.

                     (iii) If any payment of Senior Indebtedness (whether by or on behalf of Borrower, as proceeds of security or enforcement of any right of setoff or otherwise) is declared to be fraudulent or preferential, set aside or required to be paid to any receiver, trustee in bankruptcy, liquidating trustee, agent or other similar person under any bankruptcy, insolvency, receivership, fraudulent conveyance or similar law, then to the extent such payment is recovered by, or paid over to, such receiver, trustee in bankruptcy, liquidating trustee, agent or other similar person, the Senior Indebtedness or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment had not occurred; provided, however, that in no
                                                 --------  -------
event shall any payments made to the Holder in accordance with the provisions of this Note at the time of such payment be affected in any manner by the reinstatement of such Senior Indebtedness by the provisions of this paragraph except to the extent that any such payment to the Holder is declared fraudulent, invalid or otherwise set aside or recovered by, or paid over to, such a receiver, trustee in bankruptcy, liquidating trustee, agent or other similar person. To the extent the obligation to repay any Senior Indebtedness is declared to be fraudulent, invalid or otherwise set aside under any bankruptcy, insolvency, receivership, fraudulent conveyance or similar law, then the obligations so declared fraudulent, invalid or otherwise set aside (and all other amounts that would come due with respect thereto had such obligation not been so affected) shall be deemed to be reinstated and outstanding as Senior Indebtedness for all purposes hereof as if such declaration, invalidity or setting aside had not occurred; provided, however, that in no event shall any
                                --------  -------
payments made to the Holder in accordance with the provisions of this Note at the time of such payment be affected in any manner by the reinstatement of such Senior Indebtedness by the provisions of this paragraph except to the extent that any such payment to the Holder is declared fraudulent, invalid or otherwise set aside or recovered by, or paid over to, a receiver, trustee in bankruptcy, liquidating trustee, agent or other similar person.

                     (iv) For purposes of this Section 8, the words "cash, property or securities" shall not be deemed to include shares of stock of Borrower as reorganized or readjusted, or securities of Borrower or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated (at least to the extent provided in this
Section 8 with respect to this Note) to the payment of all Senior Indebtedness which may at the time be outstanding; provided that (i) the Senior Indebtedness
                                      --------
is assumed by the new corporation, if any, resulting from such reorganization or adjustment, and (ii) the rights of the holders of Senior Indebtedness (other than leases which are not assumed by Borrower or by the new corporation, as the case may be) are not, without the consent of such holders, altered by such reorganization or readjustment.

                     (v) The Lender under the Credit Agreement, any representative of holders of other Designated Senior Indebtedness, and any other holder of other Designated Senior Indebtedness are hereby constituted and appointed attorney-

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

in-fact with full power (which power, being coupled with an interest, shall be irrevocable so long as this Note is in effect) to file any claim, proof of debt or proof of claim in any such proceeding to the extent that such claims are not filed within 10 Business Days prior to the date on which such claims shall lapse.

              (f)    Subrogation of Notes.  (i) Subject to the payment in full
                     --------------------
in cash or cash equivalents of all Senior Indebtedness, the Holder shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Indebtedness pursuant to the provisions of this Section 8 (equally and ratably with the holders of all indebtedness of Borrower which by its express terms is subordinated to other indebtedness of Borrower to substantially the same extent as the Notes are subordinated and is entitled to like rights of subrogation) to the rights of the holders of Senior Indebtedness to receive payments or distributions of cash, property or securities of Borrower applicable to the Senior Indebtedness until the principal of, and premium, if any, and interest on this Note shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holder would be entitled except for the provisions of this Section 8, and no payment over pursuant to the provisions of this Section 8, to or for the benefit of the holders of Senior Indebtedness by the Holder of this Note, shall, as between Borrower, its creditors other than holders of Senior Indebtedness, and the Holder of this Note, be deemed to be a payment by Borrower to or on account of the Senior Indebtedness; and no payments or distributions of cash, property or securities to or for the benefit of the Holder of this Note pursuant to the subrogation provisions of this Section 8, which would otherwise have been paid to the holders of Senior Indebtedness shall be deemed to be a payment by Borrower to or for the account of this Note. It is understood that the provisions of this Section 8 are and are intended solely for the purposes of defining the relative rights of the Holder of this Note, on the one hand, and the holders of the Senior Indebtedness, on the other hand.

                     (ii) Nothing contained in this Section 8 or elsewhere in this Note is intended to or shall impair, as among Borrower, its creditors other than the holders of Senior Indebtedness, and the Holder of this Note, the obligation of Borrower, which is absolute and unconditional, to pay to the Holder of this Note the principal of, and premium, if any, and interest on this Note as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holder of this Note and creditors of Borrower other than the holders of the Senior Indebtedness, nor shall anything herein or therein prevent the Holder of this Note from exercising all remedies otherwise permitted by applicable law upon default under this Note, subject to the rights, if any, of the holders of Senior Indebtedness.

                     (iii) Upon any payment or distribution of assets of Borrower referred to in this Section 8, the Holder of this Note, subject to the provisions of Section 8, shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such bankruptcy, dissolution, winding-up, liquidation or reorganization proceedings are pending, or a certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, delivered to the Holder of this Note, for the purpose of ascertaining the

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of Borrower, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Section 8.

              (g)    Notice to Holder.  Borrower shall give written notice to
                     ----------------
the Holder of the issuance of any Designated Senior Indebtedness. In addition, Borrower shall give prompt written notice to the Holder of any fact known to Borrower which would prohibit the making of any payment of monies to the Holder in respect of this Note pursuant to the provisions of this Section 8.

              (h)    No Impairment of Subordination.  No right of any present or
                     ------------------------------
future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act an the part of Borrower or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by Borrower with the terms, provisions and covenants of this Note, regardless of any knowledge thereof which any such holder may have or otherwise be charged with.

              (i)    Certain Conversions Deemed Payment.  For the purposes of
                     ----------------------------------
this Section 8 only, the issuance and delivery of Common Stock upon conversion of this Note in accordance with Section 3 shall not be deemed to constitute a payment or distribution on account of the principal of or interest on this Note or on account of the purchase or other acquisition of this Note. Nothing contained in this Section 8 or elsewhere in this Note is intended to or shall impair, the right, which is absolute and unconditional, of Holder to convert (or the right of the Borrower to require the conversion of) this Note in accordance with Section 3.

              (j)    Miscellaneous.
                     -------------

                     (i) To the extent permitted by applicable law, the Holder, Borrower, and each Subsidiary of Borrower hereby waive (1) notice of acceptance hereof by the holders of the Senior Indebtedness, and (2) all diligence in the collection or protection of or realization upon the Senior Indebtedness.

                     (ii) Borrower and its Subsidiaries and the Holder hereby expressly agree that the holders of Senior Indebtedness may enforce any and all rights derived herein by suit, either in equity or law, for specific performance of any agreement contained in this Section 8 or for judgment at law and any other relief whatsoever appropriate to such action or procedure.

                     (iii) The Holder acknowledges and agrees that the foregoing subordination provisions are, and are intended to be, an inducement and a consideration to each holder of Senior Indebtedness, whether such Senior Indebtedness was created or acquired before or after the issuance of this Note, and each holder of Senior Indebtedness shall be deemed conclusively to have relied upon such subordination provisions in acquiring and continuing to hold such Senior Indebtedness.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

          9.  Definitions and Principles of Construction.
              ------------------------------------------

          (a) Defined Terms.  As used in this Note, the following terms shall
              -------------
have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          "Affiliate" shall mean and include, with respect to any Person, any
           ---------
other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person.

          "Blockage Period" shall have the meaning set forth in Section 8.
           ---------------

          "Borrower" shall have the meaning provided in the first paragraph of
           --------
this Agreement.

          "Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday
           ------------
and Friday which is not a day on which banking institutions in Atlanta, Georgia are authorized or obligated by law or executive order to close.

          "Change of Control" shall have the meaning set forth in Section 4(a).
           -----------------

          "Commission" shall mean, at any time, the Securities and Exchange
           ----------
Commission or any other Federal agency then administering the Securities Act and other Federal securities laws.

          "Common Stock" shall mean the $.0001 par value common stock of
           ------------
Borrower.

          "Constituent Person" shall have the meaning set forth in Section 3(p).
           ------------------

          "Continuing Directors" shall mean the directors of Borrower on the
           --------------------
date hereof and each other director if such director's nomination for the election to the Board of Directors of Borrower is recommended by a majority of the then Continuing Directors.

          "Conversion Date" shall have the meaning set forth in Section 3(b)(i).
           ---------------

          "Conversion Event" shall have the meaning set forth in Section 3(a).
           ----------------

          "Conversion Price" shall have the meaning set forth in Section 3(a).
           ----------------

          "Credit Agreement" shall mean that certain Loan and Security
           ----------------
Agreement, dated as of March 28, 1997, by and among SQL Financials International, Inc., SQL Financials Services, L.L.C., and Silicon Valley Bank (together with its successors and assigns, the "Lender"), including any related
                                                ------
notes, guarantees, collateral, documents, instruments and agreements executed in connection therewith, in each case as amended, modified, supplemented, restructured, renewed, restated, refunded, replaced, extended or refinanced from time to time on one or more occasions (whether with the original Lender or other Lenders or otherwise, and whether provided-under the original Credit Agreement

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

or otherwise), including, without limitation, any agreement modifying the maturity or amortization schedule of or refinancing or refunding all or any portion of the indebtedness thereunder or increasing the amount, that may be borrowed under such agreement or any successor agreement.

          "Current Market Price Per Share" shall have the meaning set forth in
           ------------------------------
Section 3(q).

          "Default" shall mean any event, act or condition which, with notice or
           -------
lapse of time, or both, would constitute an Event of Default.

          "Default Interest Rate" shall have the meaning set forth in Section
           ---------------------
1(b).

          "Event of Default" shall have the meaning set forth in Section 7(a).
           ----------------

          "Existing Indebtedness" shall mean the Borrower's $7,000,000
           ---------------------
Indebtedness to Transamerica Business Credit, Inc., Silicon Valley Bank and Sand Hill Capital II, L.P. due on the earlier of April 30, 2000 or the closing of the Secondary Offering.

          "Holder" shall have the meaning set forth in the first paragraph of
           ------
this Note.

          "Interest" shall have the meaning set forth in Section 1.
           --------

          "Interest Payment Date" shall have the meaning set forth in Section
           ---------------------
1(a).

          "Interest Rate" shall have the meaning set forth in Section 1.
           -------------

          "Lender" shall have the meaning set forth above in the definition
           ------
herein of the term "Credit Agreement."

          "Maturity Date" shall have the meaning set forth in the first
           -------------
paragraph of this Note.

          "Note" shall mean this Convertible Subordinated Note due February 15,
           ----
2005.

          "Note Register" shall have the meaning set forth in Section 14(b).
           -------------

          "Notes" shall have the meaning set forth in the first paragraph of
           -----
this Note.

          "Payment Blockage Notice" shall have the meaning set forth in Section
           -----------------------
8(d)(i)(y).

          "Person" shall mean any individual, partnership, joint venture, firm,
           ------
corporation, limited liability company, association, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.


THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

          "Purchase Agreement" shall have the meaning set forth in the first
           ------------------
paragraph of this Note.

          "Quoted Price" shall have the meaning set forth in Section 3(q).
           ------------

          "Securities Act" shall mean the Securities Act of 1933, as amended, ad
           --------------
the rules and regulations of the Commission thereunder.

          "Senior Covenant Default" shall have the meaning set forth in Section
           -----------------------
8.

          "Senior Indebtedness" shall have the meaning set forth in Section 8.
           -------------------

          "Senior Payment Default" shall have the meaning set forth in Section
           ----------------------
8.

          "Trading Day" shall mean each day on which trading of the Common Stock
           -----------
is permitted to occur on NASDAQ or any other domestic securities exchange or in the domestic over-the-counter market.

          (b) Principles of Construction.  All references to sections and
              --------------------------
annexes are to sections and annexes in or to this Note unless otherwise specified. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Note shall refer to this Note as a whole and not to any particular provision of this Note.

          10. Use of Proceeds.  Borrower shall use the principal amount of this
              ---------------
Note for its general corporate purposes.

          11. Suits for Enforcement.
              ---------------------

              (a) Subject to Section 8, upon the occurrence and during the continuation of any one or more Events of Default, the Holder of this Note may proceed to protect and enforce its rights hereunder by suit in equity, action at law or by other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in the Purchase Agreement or this Note or in aid of the exercise of any power granted in the Purchase Agreement or this Note, or may proceed to enforce the payment of this Note, or to enforce any other legal or equitable right as the Holder of this Note under the Purchase Agreement or this Note.

              (b) Borrower agrees to pay all reasonable out-of-pocket expenses of Holder incurred in connection with the enforcement of this Note or any Default or Event of Default under this Note, including, without limitation, the reasonable fees and expenses of counsel for Holder. In addition, the Company agrees to pay, and to save Holder harmless from all liability for, any stamp or other documentary taxes which may be payable in connection with Borrower's execution or delivery of this Note and indemnify Holder, its affiliates and their respective officers, directors, employees, representatives and agents from and hold each of them harmless against any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, suits, costs, expenses and disbursements incurred by any of them as a result of, or arising out of any investigation, litigation, or other proceeding (whether or not Holder or any of its
THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

Affiliates are a party thereto) related to the entering into and/or performance of this Note including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation litigation or other proceeding (but excluding any such liabilities, obligations, losses, or the like to the extent incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified).

          12. Remedies Cumulative.  No remedy herein conferred upon the Holder
              -------------------
is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

          13. Remedies Not Waived.  No course of dealing between Borrower and
              -------------------
the Holder or any delay on the part of the Holder in exercising any rights hereunder shall operate as a waiver of any right.

          14. Transfer.
              --------

              (a) The term "Holder" as used herein shall also include any transferee of this Note whose name has been recorded by Borrower in the Note Register. Each transferee of this Note acknowledges that this Note has not been registered under the Securities Act, and may be transferred only pursuant to an effective registration under the Securities Act or pursuant to an applicable exemption from the registration requirements of the Securities Act and that Borrower may require, as a condition to the effectiveness of any such transfer, the delivery to the Borrower of an opinion of counsel for the transferor or the transferee to the effect that such transfer was made pursuant to an effective registration statement under the Securities Act or pursuant to an applicable exemption from the registration requirements of the Securities Act.

              (b)    Borrower shall maintain a register (the "Note Register") in
                                                              -------------
its principal offices for the purpose of registering the Note and any transfer or partial transfer thereof, which register shall reflect and identify, at all times, the ownership of record of any interest in the Note. Upon the issuance of this Note, Borrower shall record the name and address of the initial purchaser of this Note in the Note Register as the first Holder. Upon surrender for registration of transfer or exchange of this Note at the principal offices of Borrower, Borrower shall, at its expense, execute and deliver one or more new Notes of like tenor and of denominations of at least $1,000,000 (except as may be necessary to reflect any principal amount not evenly divisible by $1,000,000) of a like aggregate principal amount, registered in the name of the Holder or a transferee or transferees. Every Note surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by written instrument of transfer duly executed by the Holder of such Note or such holder's attorney duly authorized in writing.

              (c) This Note may be transferred or assigned, in whole or in part, by the Holder at any time.

          15. Replacement of Note.  On receipt by Borrower of an affidavit of an
              -------------------
authorized representative of the Holder stating the circumstances of the loss, theft,

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

destruction or mutilation of this Note (and in the case of any such mutilation, on surrender and cancellation of such Note), Borrower, at its expense, will promptly execute and deliver, in lieu thereof, a new Note of like tenor. If required by Borrower, such Holder must provide indemnity sufficient in the reasonable judgment of Borrower to protect Borrower from any loss which they may suffer if a lost, stolen or destroyed Note is replaced.

          16. Covenants Bind Successors and Assigns.  All the covenants,
              -------------------------------------
stipulations, promises and agreements in this Note contained by or on behalf of Borrower shall bind its successors and assigns, whether so expressed or not.

          17. Notices.  All notices, demands and other communications provided
              -------
for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier (with receipt confirmed), courier service or personal delivery at the addresses specified in Section 10.6 of the Purchase Agreement. All such notices and communications shall be deemed to have been duly given when: delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial overnight courier service; if mailed, five Business Days after being deposited in the mail, postage prepaid; or if telecopied, when receipt is electronically confirmed.

          18. GOVERNING LAW; VENUE; JURY TRIAL WAIVER.  (a) THIS NOTE SHALL BE
              ---------------------------------------
GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA. Borrower hereto hereby irrevocably acknowledges and consents that any legal action or proceeding brought with respect to any of the obligations arising under or relating to this Note may be brought in the courts of the State of Georgia or in the United States District Court for the Northern District of Georgia, as the party bringing such action or proceeding may elect and each of the parties hereto hereby irrevocably submits to and accepts with regard to any such action or proceeding, for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Borrower hereby further irrevocably waives any claim that any such courts lack jurisdiction over such party, and agrees not to plead or claim, in any legal action or proceeding with respect to this Note or the transactions contemplated hereby brought in any of the aforesaid courts, that any such court lacks jurisdiction such party. Borrower irrevocably consents to the service of process in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party, at its address for notices set forth in Section
10.6 of the Purchase Agreement, such service to become effective 10 days after such mailing. Borrower hereby irrevocably waives any objection to such service of process and further irrevocably waives and agrees not to plead or claim in any action or proceeding commenced hereunder or under any other documents contemplated hereby that service of process was in any way invalid or ineffective. The foregoing shall not limit the rights of Borrower to serve process in any other manner permitted by law. The foregoing consents to jurisdiction shall not constitute general consents to service of process for any purpose except as provided above and shall not be deemed to confer rights on any Person other than Borrower.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

          (b) To the fullest extent permitted by applicable law, Borrower hereby irrevocably waives the objection which it may now or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Note or the transactions contemplated hereby in any of the Courts referred to in Section 18(a) and hereby further irrevocably waives and agrees not to plead or claim that any such court is not a convenient forum for any such suit, action or proceeding.

          (c) Borrower agrees that any judgment obtained by it or its successors or assigns in any action, suit or proceeding referred to above may, in the discretion of such party (or its successors, or assigns), be enforced in any jurisdiction, to the extent permitted by applicable law.

          (d) To the fullest extent permitted by applicable law, the Borrower (and by its acceptance hereof, the Holder) hereby waives any right it may now or hereafter have to a trial by jury in any suit, action or proceeding arising out of or relating to this Note or the transactions contemplated hereby.

          19. Severability.  If any one or more of the provisions contained
              ------------
herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

          20. Headings.  The headings of the several sections and subsections of
              --------
this Note are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Note.

          21. Place and Manner of Payment.  All sums due hereunder from Borrower
              ---------------------------
to the Holder shall be paid by wire transfer of immediately available funds to such account at such bank as is designated in writing by the Holder to the Borrower from time to time.

          IN WITNESS WHEREOF, the Borrower has signed, sealed and delivered this Note as of the day and year first above set forth.

                                             CLARUS CORPORATION

                                             By:  /s/ Stephen P. Jeffery
                                                  ------------------------------
                                                  Name: Stephen P. Jeffery
                                                  Title: Chief Executive Officer

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

                                   EXHIBIT 1
                                   ---------

                           FORM OF CONVERSION NOTICE
                           -------------------------

          In accordance with the provisions of Section 3 of that certain Convertible Subordinated Note due March 15, 2005 (the "Note"), dated as of March
                                                       ----
14, 2000, of CLARUS CORPORATION (the "Borrower"), _________ hereby tenders
                                      --------
$________ in principal amount of such Note for conversion into the Common Stock, par value $.0001 of the Company at the Conversion Price as stated and adjusted pursuant to Section 3 of the Note and directs the Borrower to issue such shares in the name of ____, such Person is the Holder (as such terms are defined in the Note).

Dated: ____________________

                                   [Holder]

                                   By _____________________________
                                      Name:
Title:

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.